SUBLEASE

      THIS SUBLEASE, made and entered into this 30th day of January, 1997, by and between Centura Bank, as successor in interest to Peoples Bank & Trust Company, hereinafter referred to as Tenant, and NB Acquisition Corp., a North Carolina corporation, hereinafter referred to as Sublessee.

                             W I T N E S S E T H:

      WHEREAS, Forty Four Hundred F - N Associates, a North Carolina general partnership, as successor in interest to Falls North Associates, a North Carolina partnership, hereinafter referred to as Landlord, entered into a lease agreement with Tenant dated January 30, 1980, and amended pursuant to the terms of that Amendment to Lease dated November 25, 1980, and that Second Amendment to Lease dated March 10, 1988 (hereinafter collectively referred to as "Prime Lease") pertaining to approximately 2827 square feet of office space as outlined on Exhibit A to this Sublease which is attached hereto and incorporated herein, in 4400 Falls of Neuse Road in Raleigh, North Carolina (hereinafter referred to as "Premises"), and,

      WHEREAS, Sublessee desires to sublet the Premises from Tenant, and Tenant is willing to sublet the Premises to Sublessee, subject to the written consent of Landlord,

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Tenant and Sublessee agree as follows:

      1. Sublessee, with execution of this Sublease, has deposited with Tenant the sum of Three Thousand Six Hundred Fifty One Dollars and Fifty Four Cents ($3,651.54), which sum shall be applied to Sublessee's first month rent pursuant to Paragraph 2 of this Sublease Agreement.

      2. Tenant shall sublease the Premises as outlined on the attached Exhibit
A. Said Sublease will be for the term of thirty one (31) months and twenty nine
(29) days to begin on February 1, 1997, and to terminate on September 29, 2000, with rent payable in advance on or before the tenth day of each and every month in the amount of Three Thousand Six Hundred Fifty One Dollars and Fifty Four Cents ($3,651.54). On each anniversary date of this Sublease, the monthly rent shall increase by three percent (3%).

      3. Sublessee agrees and covenants to pay all rent and any other sums due to Tenant at Centura Bank, Jackie Williams - #0009010115, P.O. Box 1220, Rocky Mount, North Carolina 27801, payable to Centura Bank.

      4. Tenant and Sublessee acknowledge that this Sublease shall not be effective unless and until Landlord's written consent is granted hereon and hereto.

      5. Sublessee agrees at its expense to keep and maintain the Premises in good repair and in a good, sanitary and safe condition and to return the Premises to Tenant at the end of the Sublease term in as good a condition as received, normal wear and tear excepted.

      6. Tenant does hereby agree to forward immediately to Sublessee a copy of any and all written notices received by Tenant from the Landlord or from any other party which pertains to the Premises. Tenant further agrees not to modify or amend the Prime Lease prior to expiration of the Sublease in any manner that affects this Sublease without prior written consent of Sublessee.

      7. Except as otherwise herein provided, as between Sublessee and Tenant, all of the terms, provisions, covenants and conditions contained in the Prime Lease are made a part of this Sublease, Centura Bank being substituted for "Lessor" and NB Acquisition Corp. for "Lessee" therein it being understood that each such rights and obligations of Tenant and/or Sublessee as are contained in the same, and as the same relate to the Premises, during the term of this subletting, are hereby granted to or imposed on Tenant and Sublessee hereunder in the same manner as if said parties had been Lessor and/or Lessee in same. Notwithstanding the foregoing, this Sublease shall not release Tenant from an existing or future duty, obligation or liability to Landlord under the Prime Lease, nor shall this Sublease change, modify, or amend either the Prime Lease in any manner. Tenant agrees to indemnify Sublessee against all claims, damages, costs and expenses arising out of Tenant's failure to perform or observe any of the terms or conditions of the Tenant's failure to perform or observe any of the terms or conditions of the Prime Lease.

      8. If any of the parties hereto fail or neglect to perform any of their respective obligations under this Sublease or under the Prime Lease, then the injured party may, if said default is not remedied within fifteen (15) days after receipt of written notice to the other party, terminate this Sublease without waiving any of its rights of action against the other party because of said default. It is agreed that if said default cannot be remedied within fifteen (15) days for reasons beyond control of the other party and such party has commenced and is diligently pursuing the curing of said default, then in that event this Sublease may not be terminated, unless such default has continued and remains uncured for a period of ninety (90) days.

      9. Sublessee agrees that it will not assign this Sublease or sublet the Premises without prior written consent of both Landlord and Tenant. The parties hereto acknowledge and agree that Sublessee may assign its interests hereunder to a corporation tentatively named "Capital Bank" following the anticipated receipt of a bank charter for such corporation.

      10. During the term of this Sublease, Sublessee, at its sole cost and expense and for the mutual benefit of the Tenant, Landlord and Sublessee, shall carry and maintain comprehensive public liability insurance, including property damage, insuring Tenant, Landlord, and Sublessee against liability for injury to persons or property occurring in or about the Premises arising out of the ownership, maintenance, use or occupancy thereof. Said liability insurance shall be in amounts as called for in the Prime Lease, and a Certificate shall be furnished to the Tenant evidencing that such insurance has been purchased and is in effect.

      11. Sublessee agrees to exonerate, save harmless, protect, and indemnify Tenant and Landlord from and against any and all losses, damages, claims, suits, or actions for any damage or injury to person or property occurring on or about the Premises.

      12. The Premises shall be provided to Sublessee in as-is condition. Any improvements to be performed within the Premises must have Tenant's and Landlord's prior written consent. Tenant's consent shall not be unreasonably withheld. Upon execution of this agreement, Tenant shall provide to Sublessee a cash allowance in the amount of $2000.00 to be utilized by Sublessee for any such improvements. Any cost of improvements in excess of $2000.00 shall be the sole responsibility of Sublessee. Tenant agrees that Sublessee shall be entitled to receipt and enjoyment of any services to be provided by Landlord to Tenant under the Prime Lease. In the event Landlord fails to provide any such services, Tenant agrees to assist and cooperate with Sublessee and to use reasonable efforts (including litigation) to obtain such services for Sublessee.

      13. Performance of all responsibilities of Sublessee provided for in the Sublease shall be personally guaranteed by O. A. Keller III. The terms of such guaranty are outlined in the attached Exhibit B "Personal Guaranty". All obligations of O.A. Keller, III, as guarantor thereunder shall cease and terminate upon receipt of a banking charter for the corporation referred to in paragraph 9 above.

      14. The Prime Lease between Landlord and Tenant is attached hereto as Exhibit C "Prime Lease" and by reference made a part of hereof.

      IN WITNESS THEREOF, the parties hereto have executed this Sublease the day and year first written above.


                                          NB ACQUISITION CORP.
                                          (Sublessee)


Attest:____/s/_________________           By:__________ /s/______________
      Asst. Secretary                           President

[corporate seal]


                                          CENTURA BANK
                                          (Tenant)


Attest:________ /s/_____________          By:__________ /s/_______________
      Asst. Secretary                           Bank Officer

CONSENT OF LANDLORD TO SUBLEASE

The Landlord, Forty Four Hundred F - N Associates, a North Carolina general partnership, does hereby consent to this Sublease by and between Centura Bank and NB Acquisition Corporation.


                              Forty  Four  Hundred F - N  Associates,  a North
                              Carolina
                              general partnership (SEAL)
                              (Landlord)
LANDLORD
Dixon, Odom Real Estate
Group, L.L.C.
By:                           By:       /s/
/s/_________________(SEAL)        __________________
        Partner
        2/1/97
                              Its: Managing Partner
                                   ----------------


                              Date: February 1, 1997
                                    ----------------

                                    EXHIBIT A
                                    PREMISES




KEY PREMISES













                                    [DIAGRAM]


















4400 FALLS OF NEUSE ROAD
RALEIGH, NORTH CAROLINA

FIRST FLOOR

                                    EXHIBIT B
                                    GUARANTY

      In consideration of the execution by Centura Bank of this Sublease among Centura bank ("Tenant") and NB Acquisition Corporation, a North Carolina corporation ("Sublessee"), the undersigned (hereinafter referred to as "Guarantor", whether there be one or more), intending to be legally bound hereby, hereby jointly and severally become guarantor for the prompt and faithful performance by Sublessee of this Sublease and all the terms, covenants, and conditions thereof including, but not limited to, the payment by Sublessee of the rental and all other sums to become due thereunder.

      Guarantor agrees that (1) this obligation shall be binding upon Guarantor without any further notice or acceptance hereof, but the same shall be deemed to have been accepted by the execution of this Sublease; (2) immediately upon each and every default by Sublessee, without any notice to or demand upon Guarantor, Guarantor will pay to Tenant the sum or sums in default and will comply with or perform all the terms, covenants, and conditions of this Sublease, which shall be binding upon Sublessee as provided in this Sublease; (3) no extension, forbearance or leniency extended by Tenant to Sublessee shall discharge Guarantor, and Guarantor agrees that at all times it will be liable notwithstanding same and notwithstanding the fact that Guarantor has had no notice of any said default or of any said forbearance or extension; (4) Tenant and Sublessee without notice to or consent by Guarantor may at any time or times enter into such modifications, extensions, amendments or other covenants relating to this Sublease and Guarantor shall not be released thereby, it being intended any joinder, waiver, consent or agreement by sublessee by its own operation shall be deemed to be a joinder, consent, waiver or agreement by Guarantor with respect thereto, and Guarantor shall continue as Guarantor with respect to this Sublease as so modified, extended, amended or otherwise affected; and (5) neither Guarantor's obligation to make payment in accordance with the terms of this agreement nor any remedy for the enforcement thereof shall be impaired, modified, changed, released, or limited in any manner whatsoever by any impairment, modifications, change, release or limitation of the liability of Sublessee or its estate in bankruptcy or of any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the Bankruptcy Act or other statute, or from the decision of any court.

      Guarantor agrees to be bound by each and every covenant, obligation, power and authorization, without limitation, in this Sublease, with the same force and effect as if it were designated in and had executed this Sublease as Sublessee thereunder. Guarantor further agrees that this Guaranty shall survive any assignments or sublettings and any transfer of the Premises by virtue of foreclosure or deed in lieu thereof; provided, however, that the terms of, and obligations under, this Guaranty shall cease and terminate upon receipt of a banking charter for the corporation referred to in paragraph 9 above.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hands on the 23rd day of January, 1997.

                                          ___/s/_______________________
                                          signature

                                          _D.A. Keller, III_______________
                                          print name

                                          _P.O. Box 130, Sanford, NC 27330
                                          address

                                          _###-##-####________________
                                          social security number

                                    EXHIBIT C
                                   PRIME LEASE
                                   (20 PAGES)

STATE OF NORTH CAROLINA,

COUNTY OF WAKE.                                             L E A S E

      THIS LEASE, Made and entered into this 30 day of January, 1980, by and between FALLS NORTH ASSOCIATES, A North Carolina Partnership, hereinafter referred to as "Lessor", and PEOPLES BANK AND TRUST COMPANY, a North Carolina banking corporation having its registered office in the City of Rocky Mount, Nash County, North Carolina, hereinafter referred to as "Lessee";

                               W I T N E S S E T H

      THAT WHEREAS, in consideration of the rents and mutual covenants herein contained, Lessor and Lessee do hereby covenant, promise and agree as follows:

      1. LEASED PREMISES: Lessor hereby leases to the Lessee, and Lessee hereby leases from the Lessor the first floor of an office building to be constructed by the Lessor consisting of 4,770 square feet and located on premises in the County of Wake, State of North Carolina, and described in Exhibit A attached hereto, together with all improvements now located thereon and together with all rights And appurtenances thereto belonging.

      2. TERM: To have and to hold the said leased premises unto Lessee, its successors and assigns, for a term of 20 years commencing at 12 o'clock noon on the day of completion of the improvements to be constructed on the leased premises by Lessor as evidenced by a certificate of occupancy by the applicable governmental authorities and terminating at 12 o'clock noon on the 20th anniversary thereof.

      3. OPTION TO EXTEND: Lessor does hereby grant to Lessee the right, privilege and option to extend this Lease for a period of five (5) years from the date of expiration hereof, upon the same terms and conditions as herein contained upon notice in writing to the Lessor of Lessee's intention to exercise said option, given at least 180 days prior to the expiration of the term hereof.

      In the event that Lessee shall have exercised said option to extend the term of this Lease, Lessor does hereby grant to Lessee the right, privilege and option again to extend this Lease for three successive periods of five years each upon the same terms and conditions as herein contained upon notice in writing, to Lessor of Lessee's intention to exercise such said option, given at least 180 days prior to the expiration of the preceding extension of the term hereof.

      4. RENTAL: In consideration of the aforesaid demise and lease, Lessee hereby covenants and agrees to pay to Lessor during the term hereof an annual rental for the leased premises of Thirty-Six Thousand Nine Hundred Sixty-Seven and 44/100 Dollars ($36,967.44) payable in monthly installments of Three Thousand Eighty and 62/100 Dollars ($3,080.62). Each rental installment shall be payable in advance on the first day of each month during the initial term and any and all renewal terms. The rent for the first month shall include prorated rent for the portion of the month remaining after date of completion of the improvements.


      5. ESCALATION OF RENT: At the end of each five (5) year period during the initial term of this Lease and at the beginning of each renewal period hereof, the annual rental shall be increased by ten percent (10%) of the total amount of the preceding five (5) year period. The annual rental shall be payable in twelve
(12) equal monthly installments payable in advance on the first day of each month.

      6. CONSTRUCTION OF IMPROVEMENTS: Lessor agrees to construct on the premises a two story office building including parking in accordance with plans and specifications prepared by Boisseau Design Group, Architects, P.A., a copy of which are attached hereto, and which plans and specifications have been approved by Lessee. Lessor shall bear all cost of construction of the office building with the exception of the following:

            A. Lessee shall pay the excess for all carpet which exceeds the price of Seven and 50/100 Dollars ($7.50) per square yard.

             B . All wall covering installed in the leased premises other than painting.

            C. All ceiling tile, etc., which exceeds the cost of normal two feet by four feet acoustical lay-in tiles.

            D. All bank related equipment including vault, drive-in window equipment, night depository, etc.

      The improvements shall be completed as evidenced by a certificate of authority from the applicable governmental authority on or before 270 days from the date hereof. All risk of loss to the leased premises and to third persons prior to completion of construction and acceptance of possession by Lessee shall remain with Lessor and any damages or claims shall be promptly dissolved by Lessor.

      7. POSSESSION: Lessee shall have and is entitled to exclusive possession of the leased promises as of the date of completion of the improvements. Lessee, its successors or assigns, shall use the leased premises for a bank and accompanying offices, and Lessee hereby agrees not to commit waste or suffer or permit waste to be committed on the leased premises nor to permit a nuisance thereon.

      8. COMPLIANCE WITH ORDINANCES: Lessee hereby agrees to comply with all provisions of any and all statutes, ordinances and regulations imposed by the State of North Carolina, the federal government, the county, city or any other governmental agency now or hereinafter in force relating to the use and occupancy of the leased premises.

      9. ZONING: Lessor warrants that the leased premises are currently zoned to permit the operation of a bank.

      10. TAXES AND INSURANCE: Lessee agrees to pay its proportionate share of all future general real estate taxes and insurance, charged or imposed upon the demised premises or any improvements erected thereon by Lessor or Lessee or anyone claiming by, through, or under it or upon the owner or occupier in respect thereof during the term of this Lease or any extensions thereof.

      The method of payment shall consist of the Lessor paying, when due and payable, all real estate taxes assessed and all insurance premiums charged on the demised promises during the term of this Lease or any extension thereof. Lessor shall be responsible for any interest or penalty due to the lateness of any payment. The Lessor will then send a photocopy of the paid tax receipt and insurance premium receipt to Lessee with the request for reimbursement, and the Lessee agrees to reimburse Lessor promptly for such payment. Lessee's tax liability and charge for insurance premiums shall be only for that portion of the building which it occupies which shall be determined by the ratio of square footage of the demised premises as it bears to the square footage of the total building less any increase in taxes resulting from improvements made to the premises occupied by other tenants. Lessee's obligations hereunder shall be only to the extent of actual occupancy it being agreed that the taxes and insurance for the beginning and ending of the term shall be prorated.

      11. FIRE INSURANCE: Lessor agrees to maintain during the term of this Lease and any extension with a reputable insurance company licensed to do business in the State of North Carolina for and on behalf of Lessor and Lessee, as their interests appear, as named insured, casualty insurance including fire and extended coverage on all improvements on the demised premises in an amount not less than the replacement cost of said improvements so as to fully protect the parties from becoming co-insurers within the terms of the applicable policy.

      12. LIABILITY INSURANCE: Lessee agrees to maintain and pay the premiums for general liability insurance covering the leased premises, the sidewalks, alleys, passageways and parking lots contiguous or appurtenant thereto, in the minimum limits of One Hundred Thousand Dollars ($100,000.00) for injury to any one person, Three Hundred Thousand Dollars ($300,000.00) for injuries in any one accident and Fifty Thousand Dollars ($50,000.00) for property damage.

      13. DAMAGE OR DESTRUCTION: In case the building which is a part of the leased premises shall be partially or totally destroyed by fire or other casualty insurable under standard fire and extended coverage insurance, the Lessee and the Lessor shall use every reasonable effort to settle and adjust as quickly as possible the amount of the loss payable by the insurer.

      If such damage or destruction occurs, this Lease shall remain in full force and effect and the Lessee will assign and pay over to Lessor all of Lessee's interest and share of casualty insurance proceeds for the purpose of repair and restoration of the leased premises. Lessor agrees that it will commence the required repair or restoration within 90 days of the date of damage and prosecute the work of repair or restoration to completion promptly and with reasonable speed and diligence, said repair or restoration to be completed within 270 days.

      Lessee agrees during any period of repair and restoration to continue the operation of its business in the leased premises to the extent reasonably practicable from the standpoint of good business and shall, during such time, pay a prorate portion of such rent apportioned to the part of the leased premises which are in condition for occupancy or which may be actually occupied during such repair period.

      14. ASSIGNMENT - SUBLETTING: Lessee shall not assign, sublet or mortgage all or any portion of its interest herein without the prior written approval of Lessor. Any assignment or subletting of this Lease or of any interest herein shall not operate to release or discharge Lessee from any of its duties or obligations hereunder except to the extent such duties or obligations are actually performed.

      15. CONDEMNATION: If, during the term of this Lease or any extension thereof, the whole or substantially all of the leased premises shall be taken as a result of the exercise of the power of eminent domain, this Lease at the option of the Lessee shall terminate as of the date of vesting of title of the leased premises pursuant to such proceeding. For the purposes of this Article 15, "substantially all of the leased premises" shall be deemed to have been taken if a taking under any such proceeding shall result in twenty percent (20%) of the land or any portion of the building being taken as a result of such condemnation. If the Lessee elects to continue the lease the rent thereafter due and payable by Lessee shall be reduced in such proportion as the nature, value and extent of the part so taken bears to the whole of the leased premises.

      If, during the term of this Lease or any extension thereof, less than the whole or less than substantially all of the leased premises shall be taken in any such proceeding, this Lease shall not terminate. The rent thereafter due and payable by Lessee shall be reduced in such proportion as the nature, value and extent of the part so taken bears to the whole of the leased promises.

      It is agreed by and between the parties hereto that in the event of the taking of the whole or any part of the demised premises or the common area, Lessor shall be entitled to the entire award for all land and buildings, but nothing herein contained shall be construed to prevent the Lessee from asserting against the comdemnor any claim for damages occurring by reason of said condemnation to personal property, business fixtures, good will, cost of removing fixtures, loss of future profits, or cost of any free standing leasehold improvements erected by Lessee.

      It is provided that, subject to the approval and waiver of Lessor and any beneficiary under any deed of trust covering the leased premises, Lessee may bring a separate action for any unexpired term of their lease. Such approval and waiver shall be in the sole discretion of Lessor and any Beneficiary.

      16. DEFAULT: Each of the following events shall constitute a default on the part of Lessee with respect to its obligations hereunder and a breach of this Lease:

            A. The failure to pay the rent herein reserved or any part thereof within 10-days after the same shall become due, and the continuance of such failure for a period of 10-days after written notice of such default has been given by Lessor to Lessee.

            B. The failure to observe or perform any of the other covenants, agreements and obligations herein contained on the part of the Lessee to be observed and performed, and the continuance of such failure for a period of 30-days after written notice thereof has been given by Lessor to Lessee.

            C. The adjudication of Lessee as a bankrupt or insolvent; or an assignment by Lessee for the benefit of its creditors; and the continuance without dismissal of the bankruptcy, or assignment for benefit of creditors for a period of 30 days after such occurrence.

      In the event any default (other than the payment of rent and those events of default described in subparagraph [c] above) for which notice has been given as aforesaid, because of its nature, cannot be cured completely or is not cured completely within the periods of grace heretofore allowed, such default shall be deemed to have been remedied for the purpose of this article if the correction thereof shall have been commenced within said grace period or periods and shall when commenced be diligently prosecuted to completion.

      Upon the occurrence of any such default and the expiration of the grace period set forth above, Lessor may, at its option, terminate this Lease by giving written notice thereof to Lessee, and upon such termination, Lessor may then, or at anytime thereafter, re-enter the leased premises, or any part thereof, and thereupon take possession of said premises and all improvement thereon, without service of notice or resort to any legal proceeding, and without being deemed guilty of any trespass which may be occasioned thereby, or may then or at anytime thereafter bring an action for possession of the leased premises, or any part thereof, as provided by law, and without prejudice to any other remedy or right of action which Lessor may have for arrears of rent or for damages sustained by reason of the aforesaid default.

      In the event that the leased premises are at anytime abandoned, and Lessee shall then be in default in payment of rental herein reserved, Lessor may, upon expiration of the grace periods hereinabove set forth, without anywise being obligated so to do and without terminating this Lease, retake possession of the leased premises and rent the same for such rent and upon such conditions as Lessor may deem best, giving the credit for the amount so received, less all expenses of such repairs, and Lessee shall remain liable for the difference, if any, between the amount so received by Lessor under such reletting and the amounts of rentals herein reserved, until the expiration date of the term of the Lease.

      17.   LIENS AND INDEMNITY OF LESSOR:

            A. Liens: Whenever Lessee shall construct, repair or rebuild leasehold improvements on the leased premises, Lessee covenants to discharge every lien filed against the leased premises and Lessee agrees to indemnify and save Lessor and Lessor's agents harmless from any and all liability, loss or expense with respect thereto.

            B. Indemnity: Lessee hereby covenants and agrees to indemnify and protect and save Lessor and Lessor's agents harmless from any and all claims for damages, whether to persons or property arising out of or in connection with its use and occupancy of the demised premises. The Lessee shall be relieved and discharged of and from the liability assumed by virtue of this indemnity to the extent that the Lessor shall have enforceable insurance with respect to the matter in question.

      18.   QUIET POSSESSION:

            A. Covenant of Quiet Possession: Lessor hereby covenants and agrees that he is the owner of the leased premises in fee simple and that Lessee, its successors and assigns, upon payment of the rent herein reserved and the performance and keeping of all of the other terms, covenants and conditions hereof to be performed and kept by the Lessee, shall and may peaceably and quietly hold and enjoy the leased premises during the term hereof or any extension thereof.

            B. Right of Lessee to Cure Defaults of Lessor: Lessee shall have the right, but not the obligation, to cure any and all defaults of Lessor in the payment of any general property taxes and district assessments levied by any duly authorized governmental agency. To the extent such defaults are actually cured by Lessee, the amount so expended by Lessee shall be credited toward amounts due from Lessee to Lessor hereunder.

      19. HOLDING OVER: Any holding over by Lessee beyond the date of termination of this Lease, whether by expiration of time or otherwise, and continued payment of rental by Lessee without written agreement, shall be deemed as a holding from month to month and all other terms, covenants and conditions hereof , except for the term, shall remain in full force and effect.

      20. TITLES: It is understood that the titles to the articles and sections herein are inserted only as a matter of convenience and for reference and in no way define or limit the scope or intent of this Lease.

      21. TIME OF THE ESSENCE: It is specifically understood and agreed that time of the payment of each and every installment of rent and performance of each and every one of the terms, covenants and conditions hereof is of the essence of this Lease.

      22. RIGHTS ON TERMINATION: All trade fixtures and personal property installed on the leased premises by Lessee shall be and remain the property of Lessee. Upon termination of this Lease by expiration of time or otherwise, Lessee shall have the right to remove any and all of the said trade fixtures and personal property from the leased premises, provided that Lessee repair any damage to improvements on the leased premises caused by such removal, and further provided that Lessee shall not be in default in any of the terms and conditions of this Lease.

      23. ESTOPPEL CERTIFICATE: Lessor and Lessee agree at any time and from time to time, upon not less than 20-days' prior written request by either of them to the other, to execute, acknowledge and deliver to the requesting party a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications), and the date to which the rental and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this Article 22 may be relied upon by any prospective purchaser of the fee, or mortgagee or assignee of any mortgage upon the fee or leasehold interest in the leased premises, or by any assignee of the Lessee. Lessee agrees to execute a subordination and attornment agreement in favor of any beneficiary under any deed of trust covering the leased premises; provided, however, as a condition to this subordination provision, the Lessor shall obtain from any such beneficiary an agreement in writing, which shall be delivered to Lessee providing in substance that, so long as Lessee shall faithfully discharge the obligations on its part to be kept and performed under the terms of this Lease, its tenancy shall not be disturbed, nor shall this Lease be affected by any default under such mortgage, and in the event of foreclosure or any enforcement of any such mortgage, the rights of Lessee hereunder shall expressly survive, and this Lease shall in all respects continue in full force and effect, provided, however, that Lessee fully performs all of its obligations hereunder.

      24. INSPECTION OF PREMISES: Lessor or Lessor's agent shall have the right to enter the premises at all reasonable hours for the purpose of (i) inspecting same, (ii) performing obligations of Lessor under this Lease, (iii) performing obligations of Lessee hereunder which Lessee may neglect or refuse to perform,
(iv) showing the premises to persons wishing to purchase Lessor's interest therein, and (v) showing the leased premises to a prospective Lessee if Lessee does not extend the lease term.

      25. SHORT FORM LEASE: This Lease or any portion hereof shall not be recorded, but the parties agree, at the request of either of them to execute a short form lease for recording purposes, containing only the name of the parties, the legal description of the leased premises, the term of the lease, a reference to the option to extend, and Lessor's and Lessee's rights under the Lease.

      26. AMENDMENT OR MODIFICATION: Lessee acknowledges and agrees that it has not relied upon any statement, representations, agreements or warranties except such as are expressed herein and that no amendment or modification of this Lease shall be valid or binding unless expressed in writing and executed by the parties hereto in the same manner as the execution of this Lease.

      27. SEVERABILITY: If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this

Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

      28. LESSEE'S SIGN: Lessee shall have the right to install, maintain and remove from time to time on the leased premises any sign or signs which Lessee deems necessary in the operation of its business.

      29. NOTICES: Any notice which may be required to be given hereunder from either of the parties to the other shall be in writing. Said notice may be served personally or shall be deemed fully served if sent by United States first-class mail, postage paid, certified, return receipt requested, addressed as follows:

            To Lessee:  Peoples Bank and Trust Company

            To Lessor:  Falls North Associates
                        P. O. Box 18565
                        Raleigh, North Carolina 27619

or at such other address as either of the parties may hereafter designate in writing.

      30. UTILITIES AND MAINTENANCE: Lessee shall pay for all of its electricity bills and shall provide its own janitorial services for the demised premises. Lessee shall pay its proportionate share of the water use charges, the exterior building maintenance expenses including maintenance of the parking lot and the outside landscaping. Lessee also agrees to pay its proportionate share of the electricity charge for outside area lights.

      IN WITNESS WHEREOF, the parties have hereunto executed this Lease the day and year first above written.

                                    FALLS NORTH ASSOCIATES
                                    A Partnership


                                    By:____________ /s/_________________(SEAL)
                                          W. Richard Royall, Partner


                                    By:____________ /s/_________________(SEAL)
                                          C. Brantley Tillman, Partner


                                    By:____________ /s/_________________(SEAL)
                                          John W. Winters, Partner

                                    PEOPLES BANK AND TRUST COMPANY


                                    By:____________ /s/____________________
                                          Vice President and Cashier

ATTEST:

__________/s/__________________
        Secretary

[Corporate Seal]

NORTH CAROLINA,
WAKE COUNTY.

      I, ___R.W. Learoyd___________, a Notary Public, do hereby certify that W. Richard Royal, Partner in the partnership known as Falls North Associates, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

      WITNESS my hand and notarial seal, this the _25th___ day of _January___, 1998.


                                      __________/s/________________
                                      Notary Public

                                      My commission  expires:  Nov.  4, 1984
                                                               --------------


NORTH CAROLINA,
WAKE COUNTY.

      I, ___R.W. Learoyd___________, a Notary Public, do hereby certify that C. Brantley Tillman, Partner in the partnership known as Falls North Associates, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

      WITNESS my hand and notarial seal, this the _25_ day of _Jan._____, 1998.


                                    ____________/s/________________
                                    Notary Public

                                    My commission  expires:  Nov.  4, 1984
                                                             -------------

NORTH CAROLINA,
WAKE COUNTY.

      I, ___R.W. Learoyd___________, a Notary Public, do hereby certify that John W. Winters, Partner in the partnership known as Falls North Associates, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

      WITNESS my hand and notarial seal, this the __25__ day of ___Jan._________, 1998.

                                __________/s/________________
                                Notary Public

                                My commission  expires:  Nov.  4, 1984
                                                         -------------

 NORTH CAROLINA,

____________ COUNTY.

      I, a Notary Public of the County and State aforesaid, certify that __Sue
F. Downing_____ personally came before me this day and acknowledged that she is ___________ Secretary of PEOPLES BANK AND TRUST COMPANY, a North Carolina banking corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _Vice__ President, sealed with its corporate seal and attested by __Sue F.
Downing_ as its _______ Secretary.

      WITNESS my hand and notarial seal, this the _30_ day of   Jan.  1980.

                                    ___________/s/___________________
                                          Notary Public

                                    My commission expires: Oct. 17, 1982
                                                           --------------
                                       11

                                   SCHEDULE A


      Beginning at an existing iron pipe in the western property line of Old Wake Forest Road, corner for property now or formerly owned by Yates; thence along the western property line of Old Wake Forest Road, South 28(degree) 04' 07" West 369.50 feet to a stake in the northern property line for the sight-distance line between Old Wake Forest Road and a new road (new Falls of Neuse Road); thence along said sight-distance line, South 72(degree) 28' 04" West 334.44 feet to a stake, cornering; thence continuing along said single-distance line North 58(degree) 54' 30" West 47.16 feet to a stake in the eastern property line of said new road; thence along the eastern property line of said new road, said property line being the arc of a curve having a chord bearing of North 17(degree) 08' 12" West a chord distance of 280.41 feet, a radius of 1086.74 feet and an arc distance of 281.19 feet to a stake in the line of property now or formerly owned by Yates; thence along the Yates line, South 72(degree) 49' 53" East 346.39 feet to a stake in the western property line of Old Wake Forest Road, the point of beginning, held a portion of Tract No. 2, according to a survey by Gerald A. Gamble entitled "Survey for E.B. Bryan" dated December, 1971, and all of Parcel No. 2 in deed recorded in Book 2594, Page 139, Wake County Registry.

NORTH CAROLINA
WAKE COUNTY


      THIS AMENDMENT TO LEASE, made this the _28th__ day of November, 1980, by and between FORTY FOUR HUNDRED F-N ASSOCIATES, a North Carolina general partnership, (hereinafter "F-N Associates"), and PEOPLES BANK AND TRUST COMPANY, a North Carolina banking corporation, (hereinafter "Peoples Bank");

                               W I T N E S S E T H

      THAT WHEREAS, Falls North Associates, a North Carolina partnership, did by agreement dated January 30, 1980, a copy of which is attached hereto (the "Lease"), lease to Peoples Bank the improvements and real estate described therein; and
      WHEREAS, Falls North Associates has by deed duly recorded in the Wake County Registry conveyed its interest as owner of the real estate and Landlord under the Lease to F-N Associates; and
      WHEREAS, Peoples Bank has discovered a mistake in Paragraph 5 of the Lease and Peoples Bank has requested and F-N Associates has agreed to execute this amendment for the limited purpose of correcting and clarifying Paragraph 5 of the Lease.
      NOW, THEREFORE, in consideration of the sum of One Dollar to F-N Associates paid by Peoples Bank, the receipt of which is hereby acknowledged, F-N Associates and Peoples Bank hereby agree as follows:
      1. Paragraph 5 of the Lease is hereby deleted, and the following language shall be substituted in its place and stead.

            5. ESCALATION OF RENT: At the end of each five (5) year period during the term of this Lease and at the beginning of each renewal period hereof, the annual rental then in effect shall be increased ten percent (10%). This increased annual rental shall be payable in twelve (12) equal monthly installments, in advance, on the first day of each month.

      2. Except as hereinabove amended, all terms, covenants, and conditions of the Lease shall be and remain in full force and effect.
      IN WITNESS WHEREOF, F-N Associates has executed this agreement through its duly authorized partner, his seal affixed hereto, and Peoples Bank has executed the same through its duly authorized corporate officers, its corporate seal affixed hereto, this the day and year first above written.

                              FORTY FOUR HUNDRED F-N ASSOCIATES


                              By:_____________/s/___________________(SEAL)
                                    C. Gilbert Smith, Partner


                              PEOPLES BANK AND TRUST COMPANY


ATTEST:                       By:_____________ /s/___________________(SEAL)
                                    (Vice) President
__________/s/_________________
      Secretary

      (CORPORATE SEAL)

NORTH CAROLINA

                                                     SECOND AMENDMENT TO LEASE
WAKE COUNTY

      THIS AMENDMENT TO LEASE, made this 10th day of March, 1988, by and between FORTY FOUR HUNDRED F-N ASSOCIATES, a North Carolina general partnership, (hereinafter "F-N Associates"), and PEOPLES BANK AND TRUST COMPANY, a North Carolina banking corporation, (hereinafter "Peoples Bank");
                              W I T N E S S E T H:
      THAT WHEREAS, Falls North Associates, a North Carolina partnership, did by Lease Agreement dated January 30, 1980, lease to Peoples Bank the improvements and real estate described therein; and
      WHEREAS, F-N Associates has succeeded to the interest of Falls North Associates as lessor and in such capacity did execute a First Amendment to said Lease dated November 28, 1980; and
      WHEREAS, Peoples Bank and F-N Associates have now agreed to reduce the square footage of the leased premises as called for in the Lease and to adjust the rents accordingly.
      NOW, THEREFORE, in consideration of the sum of One Dollar each to the other paid, the receipt of which is hereby acknowledged, F-N Associates and Peoples Bank hereby agree as follows:
      1. Paragraph 1 of said Lease entitled "LEASED PREMISES" is amended, reducing the number of square feet leased from 4,770 to 2,827 as more fully described on Exhibit A attached to this Amendment.

      2. Paragraph 4 of said Lease entitled "RENTAL" is amended, reducing the rental payments to $29,174.64 per year payable in monthly installments of $2,431.22 each beginning
                                      Page Two
on the first day of April, 1988 and continuing on the first day of each and every month thereafter until October 1, 1990 at which time the rents shall be escalated as provided in paragraph 5 of said Lease as amended by the First Amendment to said Lease.
      3. Except as hereinabove amended, all terms, covenants, and conditions of the Lease and of the First Amendment shall be and remain in full force and effect.
      IN WITNESS WHEREOF, F-N Associates has executed this agreement through its duly authorized partner, his seal affixed hereto, and Peoples Bank has executed the same through its duly authorized corporate officers, its corporate seal affixed hereto, all as of the day and year first above written.

                                    FORTY FOUR HUNDRED F-N ASSOCIATES


                                    By ___________/s/___________________(SEAL)
                                          C. Gilbert Smith, Partner



                                    PEOPLES BANK AND TRUST COMPANY


                                    By_____________/s/__________________
ATTEST:                                   _Vice__ President

__________/s/____________
      ______ Secretary

(CORPORATE SEAL)

                                    EXHIBIT A

                         [DIAGRAM OF BANK APPEARS HERE]